Q1 2019 Corporate Overview and Financial Results

Contents 3 Important information regarding forward-looking statements and use of non-GAAP financial measures 4 Glossary 5 About SVB 10 Overview of Results 15 2019 Outlook and Long-Term Financial Objectives 27 Financial Performance: Balance Sheet 41 Financial Performance: Income Statement 52 Capital 55 Regulatory 57 Non-GAAP Reconciliations Q1 2019 Corporate Overview and Financial Results 2

Important information regarding forward-looking statements and use of non-GAAP financial measures  Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as “becoming,” “may,” “will,” “should,” "could," "would," “predict,” “potential,” “continue,” “anticipate,” “believe,” “estimate,” “seek,” “expect,” “plan,” “intend,” the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management’s expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; our expected effective tax rate; and financial results, including the performance results of SVB Leerink for certain quarters in, and for the full year 2019, as well as 2020 and beyond. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.   We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management’s forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: market and economic conditions (including the general condition of the capital and equity markets, and IPO, M&A and financing activity levels) and the associated impact on us (including effects on client demand for our commercial and investment banking and other financial services, as well as on the valuations of our investments); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in the levels of our loans, deposits and client investment fund balances; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; variations from our expectations as to factors impacting the timing and level of employee share-based transactions; variations from our expectations as to factors impacting our estimate of our full-year effective tax rate; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.   We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law. This presentation shall not constitute an offer or solicitation in connection with any securities.   Use of Non-GAAP Financial Measures To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other equity securities, non-GAAP noninterest expense and non- GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.   We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the “Non-GAAP reconciliations” section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information. Additionally, from time to time, we may make reference to the non-GAAP financial metric of Core EPS in our earnings call and other investor presentations. Non-GAAP Core EPS consists of our net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax, divided by our diluted weighted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals due to our inability to provide a quantitative reconciliation to such measure. Q1 2019 Corporate Overview and Financial Results 3

Glossary

The following terms are used throughout this presentation to refer to certain SVB-specific metrics:

Non-GAAP Measures (Please see non-GAAP reconciliations at the end of this presentation for more information)

- **Core EPS –** Net income available to common stockholders less gains or losses on investment securities and equity warrant assets, net of tax; divided by diluted average common shares outstanding. Our management believes this measure to be a useful assessment of our performance as it relates to our core business because it excludes certain financial items where performance is typically subject to market or other conditions beyond our control. A reconciliation of Core EPS to the closest corresponding GAAP measure is not available with respect to future goals due to our inability to provide a quantitative reconciliation to such measure.
- **Core Fee Income –** Fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. In Q1'19, core fee income includes investment banking revenue and commissions from the acquisition of SVB Leerink.
- **Core Operating Efficiency Ratio –** Non-interest expense divided by total revenue, after adjusting for gains or losses on investment securities and equity warrant assets and SVB Leerink. This ratio excludes excludes income and expenses related to SVB Leerink and certain financial items where performance is typically subject to market or other conditions beyond our control.
- **Gains (losses) on Investment Securities, Net of Non-Controlling Interests –** Net gains on investment securities include gains and losses from our non-marketable and other equity securities, which include public equity securities held as a result of exercised equity warrant assets, gains and losses from sales of our AFS debt securities portfolio, when applicable, and carried interest. This measure excludes amounts attributable to noncontrolling interests for which we effectively do not receive the economic benefit or cost.

Other Measures

- **Total Client Funds –** The sum of on-balance sheet deposits and off-balance sheet client investment funds.
- **Fixed Income Securities –** Available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet.

Acronyms

- **LIHTC –** Low income housing tax credit funds
- **NCI –** Non-controlling interests
- **NCO –** Net charge-off
- **VC/PE –** Venture Capital/Private Equity

svb Q1 2019 Corporate Overview and Financial Results 4

Q1 2019 Corporate andFinancial Results Overview About SVB 5 SVB 2014 4:3

SVB: A unique financial services company Over 35 years of focus on innovation companies, investors and influencers Robust client funds franchise $58B assets Strong market position Diversified revenue streams $28B loans Global presence $137B total client funds Average balances for Q1'19 Q1 2019 Corporate Overview and Financial Results 6

We serve the global Innovation Economy

Technology + Life Science & Healthcare

Accelerator (Early Stage)
Revenue
<$5M

Growth
Revenue
$5M-$75M

Corp Fin
Revenue
>$75M

Investors
Private Equity
Venture Capital

Individuals
Influencers:
Entrepreneurs, Investors, Executives

svb Q1 2019 Corporate Overview and Financial Results 7

Serving innovative companies and the investors and individuals behind them Silicon Valley SVB Private SVB Capital Bank Private venture Bank/Wealth SVB Leerink Global commercial investing Advisory Investment banking banking expertise, oversight Private banking and services focused on for innovators, and fund management investment strategies for healthcare and life enterprises influencers in the science companies and investors innovation ecosystem Q1 2019 Corporate Overview and Financial Results 8

A strong, seasoned management team

- Average tenure of 13 years at SVB
- Diverse experience and skill sets to help direct our growth



Dan Beck

CHIEF FINANCIAL OFFICER
2 years at SVB



Greg Becker

PRESIDENT AND CEO
SVB FINANCIAL GROUP
26 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
27 years at SVB



John China

PRESIDENT OF SVB CAPITAL*
23 years at SVB



Phil Cox

CHIEF OPERATIONS OFFICER
10 years at SVB



Mike Descheneaux

PRESIDENT
SILICON VALLEY BANK
13 years at SVB



Michelle Draper

CHIEF MARKETING OFFICER
6 years at SVB



Chris Edmonds-Waters

CHIEF HUMAN RESOURCES OFFICER
15 years at SVB



Laura Izurieta

CHIEF RISK OFFICER
3 years at SVB



Michael Zuckert

GENERAL COUNSEL
5 years at SVB

* Effective May 1, 2019

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Q1 2019 Results Overview of Corporate andFinancial Results Overview 10 SVB 2014 4:3

Q1'19 takeaways (vs. Q4'18)

EPS: $5.44

- **Outstanding Growth**
  - Average total client funds: +2.2%
  - Average loans: +3.3%
  - Net interest income: -0.3% (impacted by two fewer days in Q1
  - Core fee income: +5.6%
- **Non-interest expense including SVB Leerink: +18.9%***
- **Leerink EPS contribution of $0.11 EPS**
- **Return on equity: 22.16%**

Net Income: $289 million

- **Warrant gains: $21.3M**
- **Investment gains, net of NCI: $25.6M**
- **Stable credit quality despite higher nonaccrual loans**
- **Efficiency ratio: +46.10%**
- **Bank Tier 1 Leverage ratio: 8.38% (+28 bps)**
- **Repurchased $116M of shares ($263M repurchased since inception of $500M share repurchase program**

Challenges

- Public market volatility
- Lower reinvestment rates and higher deposit costs (although still at industry-leading lows)
- Market anxiety over U.S. - China trade tensions and weaker global economic indicators
- Competition from banks, non-banks and market liquidity impact on loan growth

*Excluding $60.5M of expenses for SVB Leerink operations in Q1'19 and $8.5M of SVB Leerink acquisition costs in Q4'18, non-interest expenses increased 2.0%.

svb Q1 2019 Corporate Overview and Financial Results

11

Key performance indicators



Average Loans,
net of unearned income
$ Billions
$14.8
$18.3
$21.2
$25.6
$28.4
2015
2016
2017
2018
Q1'19



Average Total Client Funds
$ Billions
$82.2
$38.8
$43.4
$94.2
$42.7
$51.5
$123.2
$48.1
$75.1
$123.2
$48.1
$75.1
$137.1
$49.7
$87.4
2015
2016
2017
2018
Q1'19
Avg. Deposits
Avg. Client Investment Funds



Net Interest Margin
2.57%
2.72%
3.05%
3.57%
3.81%
2015
2016
2017
2018
Q1'19



Net Interest Income
$ Millions
$1,006
$1,151
$1,420
$1,894
$513
2015
2016
2017
2018
Q1'19



Core Fee Income
$ Millions
$265
$316
$379
$516
$218
$64
$154
2015
2016
2017
2018
Q1'19
Investment Banking & Commissions (SVB Leerink)
Core Fee Income, excluding SVB Leerink



Noninterest Expense
$ Millions
$780
$860
$1,011
$1,188
$366
$61
$305
2015
2016
2017
2018
Q1'19
SVB Leerink Expenses
SVB Expenses, excluding Leerink

*SVB Leerink includes total revenue of $68.6M consisting of interest income, noninterest income from investment banking and commissions and investment security gains from Leerink Capital business. Leerink pre-tax income of $8.0M was recognized in Q1'19.

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Quarterly highlights

	Q1'18	Q2'18	Q3'18	Q4'18	Q1'19
Diluted earnings per share	$3.63	$4.42	$5.10	$4.96	$5.44
Net income available to common stockholders	$195.0M	$237.8M	$274.8M	$266.3M	$288.7M
Average assets	$52.4B	$54.4B	$56.5B	$57.6B	$57.5B
Change	*3.1%*	*3.8%*	*3.9%*	*1.9%*	*(0.2)%*
Average loans	$23.8B	$24.9B	$26.3B	$27.5B	$28.4B
Change	*6.1%*	*4.4%*	*5.9%*	*4.4%*	*3.3%*
Average deposits	$46.1B	$48.0B	$49.1B	$49.1B	$49.7B
Change	*3.0%*	*4.0%*	*2.3%*	*—%*	*1.3%*
Average off-balance sheet client investment funds	$64.4B	$71.3B	$79.6B	$85.0B	$87.4B
Change	*11.8%*	*10.8%*	*11.6%*	*6.9%*	*2.8%*
Average fixed income securities	$24.0B	$25.2B	$25.5B	$24.5B	$22.1B
Net interest margin	3.38%	3.59%	3.62%	3.69%	3.81%
Net interest income	$419.9M	$466.4M	$493.2M	$514.5M	$512.9M
GAAP non-interest income	$155.5M	$192.7M	$210.1M	$186.7M	$280.4M
Non-GAAP non-interest income, net of non-controlling interests[1]	$142.5M	$183.2M	$203.4M	$177.9M	$277.1M
Non-interest expense	$265.4M	$305.7M	$309.4M	$307.6M	$365.7M
Net charge-offs / Average total gross loans (annualized)	0.15%	0.22%	0.30%	0.20%	0.11%
Effective tax rate[2]	27.50%	24.53%	25.75%	28.28%	27.12%
Return on average SVBFG stockholders' equity (annualized)	18.12%	20.82%	22.46%	20.61%	22.16%
Return on average assets (annualized)	1.51%	1.75%	1.93%	1.83%	2.04%

1) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
2) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q1 2019 Corporate Overview and Financial Results 13

Annual highlights

	2015	2016	2017	2018
Diluted earnings per share	$6.62	$7.31	$9.20	$18.11
Net income available to common stockholders	$343.9M	$382.7M	$490.5M	$973.8M
Average assets	$40.8B	$44.0B	$48.4B	$55.2B
Change	*23.9%*	*7.7%*	*10.0%*	*14.2%*
Average loans	$14.8B	$18.3B	$21.2B	$25.6B
Change	*28.3%*	*23.8%*	*15.7%*	*21.1%*
Average deposits	$36.3B	$38.8B	$42.7B	$48.1B
Change	*28.2%*	*6.8%*	*10.3%*	*12.5%*
Average off-balance sheet client investment funds	$39.2B	$43.4B	$51.5B	$75.1B
Change	*30.6%*	*10.5%*	*18.8%*	*45.7%*
Average fixed-income securities	$22.3B	$21.5B	$22.4B	$24.8B
Net interest margin	2.57%	2.72%	3.05%	3.57%
Net interest income	$1,006.4M	$1,150.5M	$1,420.4M	$1,894.0M
GAAP non-interest income	$472.8M	$456.6M	$557.2M	$745.0M
Non-GAAP non-interest income, net of non-controlling interests[1]	$441.1M	$448.5M	$527.8M	$707.0M
Non-interest expense	$780.0M	$859.8M	$1,010.7M	$1,188.2M
GAAP operating efficiency ratio	53.50%	51.11%	45.02%	45.02%
Net charge-offs / Average total gross loans	0.30%	0.46%	0.27%	0.22%
Effective tax rate[2]	39.95%	39.55%	42.02%	26.52%
Return on average SVBFG stockholders' equity	11.18%	10.90%	12.38%	20.57%
Return on average assets	0.84%	0.87%	1.01%	1.76%

1) Please see non-GAAP reconciliations at end of this presentation for more information
2) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q1 2019 Corporate Overview and Financial Results
14

Q1 2019 Q1 2019 Term Financial Targets 2019 Outlook andLong- Corporate andFinancial Results Overview Corporate andFinancial Results Overview 15 SVB 2014 4:3

2019 full-year outlook[1]

Business Driver	2019 Full Year Outlook vs. 2018 Full Year Results	Change from 1/24/19
Average loans	Increase at a percentage rate in the mid teens	No change
Average deposits	Increase at a percentage rate in the high single digits	No change
Net interest income	Increase at a percentage rate in the mid teens	**Outlook decreased** to mid teens from previous outlook of high teens
Net interest margin	Between 3.70% and 3.80%	**Outlook decreased** to between 3.70% and 3.80% from previous outlook of between 3.80% and 3.90%
Allowance for loan losses for total gross performing loans as a % of total gross performing loans	Comparable to 2018 levels	No change
Net loan charge-offs	Between 0.20% and 0.40% of avg. total gross loans	No change
Non-performing loans/total gross loans	Between 0.30% and 0.50% of total gross loans	No change
Core fee income[2]	Increase at a percentage rate in the low twenties	**Outlook increased** to low twenties from previous outlook of high teens
Non-interest expense (excluding expenses related to non-controlling interests)[2]	Increase at a percentage rate in the low teens	**Outlook decreased** to low teens from previous outlook of mid teens
Effective Tax Rate	Between 26.0% and 28.0%	No change
Current full year 2019 outlook compared to 2018 results, including expected results of SVB Leerink reflective of the completed acquisition on January 4, 2019		
Core fee income with investment banking activities[2,3]	Increase at a percentage rate in the low seventies	**Outlook increased** to low seventies from previous outlook of high sixties
Non-interest expense with investment banking activities[2,3]	Increase at a percentage rate in the mid thirties	No change

1) As of 4/25/2019; compared to full-year 2018 results; assumes no rate increases; please see our most recent Financial Release for complete information on management's assumptions and forecasts regarding this outlook.
2) Non-GAAP measure.
3) Current full year outlook for 2019 compared to full-year 2018 results, including expected results of SVB Leerink reflective of the completed acquisition on January 4, 2019.

svb Q1 2019 Corporate Overview and Financial Results 16

Our market expectations for 2019 Positive influence from... • Healthy VC investment and fundraising • Another strong year for IPOs • Healthy liquidity and activity among SVB clients But with... • Fading market tailwinds • Flat to potentially down interest rates • Macro challenges: ◦ U.S. - China trade tensions ◦ Signs of softening global economy Fading market tailwinds, challenges...look at Greg's script. Market volatility ◦ Equity market volatility Fed monetary policy - unclear Govt. Shutdown, IPO market economic impact ◦ Potential U.S. Government closures • Continued intense competition Q1 2019 Corporate Overview and Financial Results 17

Themes and areas of focus in 2019 Themes • Continued healthy balance sheet and fee income growth • Stable credit quality • Healthy client markets Focus Areas • Ongoing investments in growth and efficiency • Leveraging client liquidity to drive revenues and growth • Gradually reducing the downside of asset sensitivity Fading market tailwinds, challenges...look at Greg's script. Market volatility Fed monetary policy - unclear Govt. Shutdown, IPO market economic impact Q1 2019 Corporate Overview and Financial Results 18

Focus Area: Ongoing investments in growth and efficiency 1 of 2

Strategic Priorities: ~15%

- Global client and loan onboarding
- Digitizing and governing data infrastructure
- Employee enablement & scalability
- Digital Bank
- Risk management



Other
Strategic Priorities
Fee Income Growth
People

People: ~70%

Hiring in key areas to support and drive long- term revenue growth

- Germany and Canada expansion
- Private Bank/Wealth Advisory expansion
- Front office sales
- Relationship Management
- Risk management
- Competitive pay in high-cost markets
- Support for volume growth

Fee Income Growth Initiatives: ~10%

- Core fee income growth initiatives drive higher transaction volumes and processing costs

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Focus Area: Ongoing investments in growth and efficiency 2 of 2

Investing to improve operating leverage and support our growth: through systems, tools, processes, analytics and people

Enhance Client Experience	Improve Employee Enablement	Enhance Risk Management	Drive Scalable Long-term Growth	Drive Revenue Growth
Engage with clients in more meaningful ways Streamline and speed key processes	Help employees optimize their performance Minimize time spent on non-value add activities	Support timely, resolution of issues Enhance data quality and governance frameworks	Optimize cost efficiencies Improve long-term growth efficiency	Expand product offerings to address evolving client needs Improve product penetration Extend platform to Germany and Canada Expand Private Bank and Wealth Advisory

Target Outcomes

- **Expanded product** offerings with new opportunities for **revenue growth**
- **Improved future operating leverage** through **transformation** of key business processes and implementation of scalable solutions
- **2020 expense growth rate target: high single digits, assuming no rate decreases**

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Focus Area: Leveraging client liquidity

1 of 4

SVB's deposit franchise is a competitive advantage

- Client operating accounts make up the majority of our deposits (noninterest bearing deposits 75% of period-end total deposits)
- Deposit costs rising but remain materially lower than peer costs
- Low loan-to-deposit ratio of 57.1%

SVB Cost of Total Deposits vs. Peers*


1.5%
1.0%
0.5%
0.0%
SIVB 0.23 0.14 0.09
CBSH 0.34 0.06 0.28
CMA 0.39 0.08 0.31
MTB** 0.39 0.07 0.32
CFR 0.42 0.04 0.38
ZION 0.42 0.07 0.35
RF 0.46 0.12 0.34
BOKF** 0.51 0.06 0.45
WBS 0.55 0.05 0.50
FRC 0.56 0.05 0.51
NTRS** 0.60 0.15 0.45
UMPQ 0.66 0.09 0.57
HBAN 0.70 0.06 0.64
ASB** 1.02 0.13 0.89
EWBC 1.05 0.14 0.91
SBNY 1.14 0.15 0.99
NYCB** 1.53 0.15 1.38
Q4'18
Q1'19 Increase

* "Peers" refers to peer group as reported in our proxy statement and are subject to change on an annual basis. Peer data is based on the most recently available Q1'19 and Q4'18 cost of total deposits as reported by S&P Global Market Intelligence.

** Where Q1'19 data was not available as of April 26, 2019, Q4'18 compared to Q3'18 cost of total deposits was reported.

Q1 2019 Corporate Overview and Financial Results

21

Focus Area: Leveraging client liquidity

2 of 4

- Market demands and competition driving higher deposit costs
- Strategic deposit initiatives driving on-balance sheet deposit growth
- Interest-bearing deposit costs increased 50 bps in Q1 '19, driven by deposit growth initiatives, representing $17 million in additional interest expense
- Full year average deposit costs expected to be approximately 30 bps, subject to market demand for our interest-bearing products



Average Total Client Funds
Billions
$150
$125
$100
$75
$50
$25
$0
$110
$119
$129
$134
$137
$64
$71
$80
$85
$87
$38
$40
$41
$40
$38
$8
$8
$8
$9
$11
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Interest-Bearing Deposit Cost and Spread on Client Investment Funds
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.20%
0.31%
0.38%
0.48%
0.98%
0.14%
0.17%
0.18%
0.19%
0.21%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Cost of interest-bearing deposits
Spread on client investment fees

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Focus Area: Leveraging client liquidity

3 of 4

Liquidity strategy for 2019

- Fund loan growth, capture higher investment portfolio yields through reinvestment of portfolio cash flows and new investments
- Anticipated investment portfolio purchases of $1.0B - $1.5B per quarter
  - Yields on security purchases estimated at 2.70% - 2.80%, with portfolio roll-off yields of approximately 2.10% - 2.20% (assuming rates as of April 25, 2019)


Investment Portfolio Cash-Flow and Purchase Activity
Billions
$1.4
$2.4
$1.3
$2.2
$1.3
$0.8
$1.3
$0.0
$0.5
$0.2
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Portfolio cash-flows
Portfolio purchases

We are refining our solutions over time to balance client liquidity needs and market demand with anticipated returns on short- and medium-term investments.

* During Q4'18 and Q1'19 the majority of portfolio cash flows were used to fund loan growth and repay short-term borrowings.

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Focus Area: Leveraging client liquidity Sources offunds existing client needs newand in development tosupport Additional newon-balance sheetproducts New products balance sheetinQ1'19 deposited $1.0Bofnewfundsonthe commercialMore than1,000 clients New clients Q1 2019 Q1 2019 S V B A s Corporate andFinancial Results Overview Corporate andFinancial Results Overview s e t M a n a g S e w R m e e e p e n p o t $ 0 O f f - B a $ $ l 8 1 a . 0 n 1 c e S h e e t C l i e n $ t 2 0 F u n d products over thelong-term new funds areaddressablewith Approximately 10 to balance sheet of off-balancesheetclient funds portion tograduallyOpportunities move a Mix shift s B i a l l t i o 3 n / s 3 1 / 1 $ 9 3 0% -20 $ 4 $ 0% 3 $ 9 4 of Repo/Sweep . 4 0 . 7 4 of $ 5 0 24 SVB 2014 4:3

Focus Area: Reducing asset sensitivity

1 of 1

What we're doing

- Gradually extending duration in our investment securities portfolio
- Managing cash balances lower than Q1'19 levels
- Implementing loan rate floors to preserve income when rates fall
- Adding "Receive Fixed" interest rate swaps to convert variable-rate loans to fixed

-100 bps Interest Rate Shock (NII Sensitivity)


NII sensitivity increased in Q1'19 due to higher period-end cash balances from timing of deposit inflows
% Change from Base
-17%
-16%
-15%
-14%
-13%
-12%
-15.7%
-14.0%
-13.7%
-12.9%
-13.3%
-14.4%
12-18 month rate sensitivity target: <10% with -100 bps shock
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19

svb Q1 2019 Corporate Overview and Financial Results 25

Long-term financial objectives[1,2]

Strong, sustainable, smart growth

ROE
- ~15% in *low rate* environment
- ~20% in a *normalized rate* environment

Core EPS[3]
- ~10% growth in a *flat rate* environment
- ~20% growth in a *rising rate* environment

Investments in growth & improved operating leverage

Normalized Rates
Mid-40% Core Efficiency Ratio[3]

Low Rates
Mid-50% Core Efficiency Ratio

Asset Sensitivity

<10% in down 100 bps scenario
>10% in up 100 bps scenario

Strong Capital & Liquidity

Bank Tier 1 Leverage ratio ~7-8%

Loan-to-Deposit ratio <70%

1) Excludes impact of SVB Leerink revenue and expense
2) Normalized rate environment represents Fed Funds rate above 2.5%, low rate environment represents Fed Funds at or below 2.5%
3) Non-GAAP measure

svb Q1 2019 Corporate Overview and Financial Results 26

Q1 2019 Corporate andFinancial Results Overview (Balance Sheet)(Balance Financial Performance 27 SVB 2014 4:3

A high quality balance sheet

At 3/31/2019



Non-marketable securities[2] (VC & LIHTC Investments) $1.0, 2%
Fixed income securities (AFS) $6.8 11%
Net loans $28.6[1] 48%
Fixed income securities (HTM) $15.1 25%
Cash $7.1 12%
Other $1.6, 2%

Period-end assets: $60.2B



Borrowings $0.7, 1%
Other $1.7 3%
Interest-bearing deposits $13.0 24%
Non-interest-bearing deposits $39.3 72%

Period-end liabilities: $54.7B

1) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 3/31/2019 were $29.0B
2) Non-marketable securities net of non-controlling interests were $841 million. This is a non-GAAP measure.

svb Q1 2019 Corporate Overview and Financial Results

28

Robust balance sheet growth Billions Strong growth inloansandsecurities Strong growth $ $ $ $ $ $ $ Q1 2019 Q1 2019 4 6 5 2 3 $ 7 1 0 0 0 0 0 0 0 0 Corporate andFinancial Results Overview Corporate andFinancial Results Overview $ 2 4 0 4 1 . 5 7 Other assets Net loans VCNon-marketable (primarily &LIHTC securities investments) securities Held-to-maturity Available-for-sale securities Cash andcashequivalents Period-End Assets $ 2 4 0 4 1 . 6 7 $ 2 5 0 1 1 . 7 2 $ 2 5 0 6 1 . 8 9 3 $ / 3 6 1 0 / . 1 2 9 Billions $ $ $ $ $ $ Non-interest-bearing deposits Non-interest-bearing 4 6 5 2 3 $ 1 0 0 0 0 0 0 0 75% $ 2 4 0 1 1 . 5 4 Period-End Liabilities oftotaldeposits Non-interest-bearing deposits Non-interest-bearing Other liabilities Interest-bearing deposits Interest-bearing Borrowings $ 2 4 0 0 1 . 6 9 $ 2 4 0 6 1 . 7 9 $ 2 5 0 1 1 . As of 8 7 3 $ 3/31/2019 / 3 5 1 4 / . 1 7 9 29 SVB 2014 4:3

A history of robust client liquidity

- Liquidity from venture capital/private equity funding and exit activity has driven strong growth in client deposits and off-balance sheet client funds over time
- Recently, higher market rates have led our clients to seek returns in our off-balance sheet investment products (due to limited on-balance sheet options)
- Successful initiatives to drive on-balance sheet deposit growth with new products are driving higher deposit costs, though still much lower than peers



Average Total Client Funds
Billions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$58.4
$30.0
$20.4
$7.9
$75.5
$39.2
$27.8
$8.5
$82.1
$43.4
$31.2
$7.6
$94.3
$51.5
$35.2
$7.5
$137.1
$87.4
$38.2
$11.5
2015
2016
2017
2018
Q1'19
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.06%
0.07%
0.12%
0.35%
0.98%
0.06%
0.07%
0.11%
0.17%
0.21%
2015
2016
2017
2018
Q1'19
Cost of interest-bearing deposits
Spread on client investment fees

svb
Q1 2019 Corporate Overview and Financial Results
30

Total Client Funds Contributions by Niche

at 3/31/19



Deposits 1
Technology
10%
Life Science &
Healthcare
1%
International 2
23%
Private Bank
3%
Other
2%
U.S. PE/VC
22%
Early-Stage
Technology
29%
Early-Stage
Life Science
& Healthcare
10%



Off-Balance Sheet Client Investment Funds 1
Technology
30%
Life Science &
Healthcare
14%
International 2
3%
Private Bank
1%
U.S. PE/VC
11%
Early-Stage
Technology
20%
Early-Stage
Life Science
& Healthcare
21%

1. Deposit and off-balance sheet client investment funds balances by portfolio is a management view of client niches.
2. International balances is a management view of client niches and does not tie to regulatory definitions for foreign exposure. International balances include clients across all client niches and life-stages, with International PE/VC representing 8% of total deposits and 1% of off-balance sheet client investment funds.

svb Q1 2019 Corporate Overview and Financial Results

31

Billions investmentQ1'19: Ahigh-quality portfolio $ • • • $ $ 2 $ 1 $ 1 Q1 2019 Q1 2019 0 0 0 5 5 Agency-issued rate collateralized residentialmortgage-backed –variable securities Agency-issued collateralized residentialmortgage-backed –fixed securities rate U.S. agencydebentures U.S. Treasury securities Available lines ofcreditinplaceliquidity toprovideshort-term U.S. Treasuries make up Liquid, fixed-income primarily adurationof with portfolio $ 2 Corporate andFinancial Results Overview Corporate andFinancial Results Overview 1 0 6 A 1 . v 5 4 a i l a b $ 2 l (Period-End) 1 e 0 2 - 1 f . 6 o 6 r - S a l $ 2 e 1 0 S 1 1 e . 7 1 c u r i t i 2 $ e 0 7 s 1 . 8 8 3 17% / $ 3 6 1 . / 8 1 9 ofinvestment portfolio Billions $ $ $ 2 $ 1 $ 1 0 0 0 5 5 Municipal bondsandnotes Agency-issued residentialmortgage-backed securities Agency-issued commercial mortgage-backed securities 2 $ 0 8 1 . 8 H 5 e l d - t 2 o $ (Period-End) 0 - 8 M 1 . 4 6 a t u r i t y $ 2 1 0 S 2 e 1 . 7 c 7 u r i 3.7 years t i e $ 2 s 1 0 5 1 . 8 5 As of 3 3/31/2019 $ / 3 1 1 5 / . 1 1 9 32 SVB 2014 4:3

Q1'19 Q1 2019 Q1 2019 Growth driven primarily by Private Equity, by Private primarily driven Growth Life Science & Corporate andFinancial Results Overview Corporate andFinancial Results Overview Billions $ $ $ $ : average loansgrew 2 3 2 1 0 0 5 5 $ Q $ 2 2 1 4 3 ' Healthcare and Private Bank Healthcare andPrivate 1 . . 8 8 6 A v e r a g $ Q $ e 2 2 2 l 6 4 o ' 1 . . a 0 9 8 n s Q $ $ 2 2 3 6 7 ' 1 P . . 5 8 3 e 3.3% r i o d - e n Q $ $ d 2 4 2 l 8 7 ' o 1 . . a 5 3 8 n s $ $ Q 2 2 1 8 8 ' 1 . . 9 4 9 33 SVB 2014 4:3

Q1'19: A diversified loan portfolio

Gross Loans: $29.0 billion[1,2]



Other
$0.4
2%
Private Bank
$3.1
11%
Premium Wine
$1.0
3%
Software/
Internet
$6.3
22%
Hardware
$1.3, 4%
Life Science/
Healthcare
$2.6, 9%
Private Equity/
Venture Capital[3]
$14.3
49%

Technology and Life Science/Healthcare Only[1]
$10.2 billion (35% of Gross Loans)

Segment	Category
Early Stage $1.6 (6%)	Investor-dependent 1 Revenue: $0-$5M
Non-Early Stage $1.5 (5%)	Investor-dependent 2 Revenue >$5M
Balance Sheet $2.5 (9%)	Balance-sheet dependent covered by current assets; $1.0B is asset-based lending
Sponsored Buyout $2.1 (7%)	Cash flow dependent 1
Other $2.5 (8%)	Cash flow dependent 2 Cash flow and hybrid

1) As of 3/31/2019; gross loans do not include deferred fees and costs.
2) Private Bank includes loans designated as Consumer Loans (including real estate secured loans) in our earnings releases and our Form 10-K and 10-Q reports.
3) Primarily capital call lines of credit

svb Q1 2019 Corporate Overview and Financial Results

34

Our loan portfolio has evolved over time • Private Equity has driven the majority of recent growth, although we have seen growth in all niches • Our Private Equity portfolio has historically been characterized by lower yields. relative to the rest of our portfolio, and exceptional credit quality Loans, net of unearned income $28.9 $30 $28.3 12% o i 11% l o $1.3 f 10% $1.2 t r $25 $23.1 $2.4 $2.5 10% o 9% 9% p $3.1 n 8% 8% $19.9 $1.2 $3.0 a o $20 $1.8 8% l f o s $1.2 $16.7 $2.6 $6.2 $6.2 n $1.9 % o i $14.4 s l $15 $1.1 6% l $2.2 a i $1.7 $6.2 6% 6% s B $1.1 $10.9 $1.3 $1.8 n a $8.9 $1.3 $5.6 o $10 4% l $7.0 $5.4 e $5.0 $14.1 $14.3 g $5.5 a $4.5 t $10.0 s $5 $4.1 2% - $7.7 y $3.3 l $2.5 $4.6 $5.5 r $1.4 $1.8 $2.4 a $1.7 E $0 $0.9 $1.0 $1.1 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3/31/19 Private equity/venture capital Hardware Software/internet Premium wine Private Bank Other Life science/healthcare Early-stage loans as % of loan portfolio Q1 2019 Corporate Overview and Financial Results 35

Loans >$20M are primarily Private Equity capital call lines, which have a history of exceptional credit quality Capital call lines have maturities of <1 year and are secured by contractual capital commitments and the invested assets of the fund borrowers. Gross loans to any single client equal to or greater than $20 million $14.5 $$14.814.9 $15 $14.6 $10.5 $2.3 $2.2 $10 $8.9 s n o i $2.2 l $6.8 l i $6.2 B $1.9 $4.2 $10.1 $10.4 $5 $4.3 $1.9 $3.1$3.2 $1.9 $6.8 $$2.22.1 $1.6 $5.3 $1.0 $1.3 $1.1 $3.1 $3.6 $1.0 $1.5 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3/31/19 Private equity/venture capital Private Bank Software/internet Premium wine Life science/healthcare Other Hardware Q1 2019 Corporate Overview and Financial Results 36

Private Equity capital call lines: High growth, diversification, low credit risk • High-quality, strong underwriting • Strong secondary markets PE/VC Fund Commitments by Investment Style and Industry* Investment Style Industry PE - Real Estate Other PE - Other Energy 5% PE - Fund of Funds Infrastructure Technology 7% Natural Resources 10% PE - Debt 24% FinTech 9% 2% 24% Life Sciences 5% Real Estate 5% 12% VC Funds 7% Industrial 24% 27% 16% 9% Fund of Funds PE - Growth Debt PE - Buyout 10% Consumer * PE/VC portfolio by investment style and industry is based on fund commitments as of 9/30/18 Q1 2019 Corporate Overview and Financial Results 37

Q1'19: Credit quality remained stable

- Provision for credit losses of $28.6M (vs. 13.6M in Q4)
- Allowance for loan losses/total gross loans: at 1.03% (vs. 0.99% in Q4)



Millions
$150
$100
$50
$0
$116.7M
$125.3M
$115.3M
$96.1M
$135.8M
0.47%
0.48%
0.42%
0.34%
0.47%
1.0%
0.5%
0.0%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Non-performing loans/total gross loans
Total non-performing loans



Millions
$20
$15
$10
$5
$0
$8.8M
$13.5M
$20.0M
$13.9M
$7.6M
0.15%
0.22%
0.30%
0.20%
0.11%
0.3%
0.2%
0.1%
0.0%
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Net charge-offs/average total gross loans (annualized)
Net charge-offs

svb Q1 2019 Corporate Overview and Financial Results 38

Five non-dot-com loansdrove Statistics Portfolio through market cycles History ofhigh credit quality andresilience Loan (2000: Dot-com bust) 1 3 2 . . increase inNCOs 0 0 Q1 2019 Q1 2019 3 0 2 7% % 0 Corporate andFinancial Results Overview Corporate andFinancial Results Overview 2 0 48% Technology 30% Early-Stage 0 % oftotalloans 2 2000 2 0 0 4 Five problemloansdrove short- (2008-2009: Financial Crisis) (2008-2009: Financial Crisis) lived spike inNPLs andNCOs 2 Net charge-offs asa%ofaverage totalgross loans loansas a %oftotalgrossloans Non-performing 0 0 6 1 2 . 0 5 7 0% 8 2 . 6 47% Technology 14% Early-Stage 4 % oftotalloans % 2 0 2007 1 0 2016), onenewCorporate Finance loanaddedin NPLs duetofour elevatedsince Q2'15primarily Sponsored Buyout loans(twowere resolved in 2016 practice andtwoGrowth loans addedin 2 0 1 2 2 0 1 4 2017 2 26% Technology 0 6% Early-Stage % oftotalloans 1 6 2018 2 0 1 8 0 0 . . 4 1 1 7% % - 0 1 2 3 4 1% % % % % % 39 Non-performing loans Non-performing Post-crisis NCOs remainbelow50bps SVB 2014 4:3

Billions Expanding international business activity $ $ $ $ $ 1 $ $ 1 Q1 2019Q1 2019 Corporate andFinancial Results Overview $ 1 0 0 4 4 6 8 2 2 A v $ e international international 2 1 Corporate andFinancial Results Overview r . 0 a 1 $ g 1 L 6 e 5 o deposits* . a 5 I n $ n s 2 1 t loans* e . 0 5 $ r 1 n 6 6 * a . 6 t i $ o 1 this is a management segment view and does not tie to regulatory definitionsfor foreignthis isamanagement exposure anddoesnot tietoregulatory segmentview Includes full-year andQ1'19 average Israel loananddepositbalances for andAsia; internationaloperations inU.K., 2 n . 0 a 9 $ 1 l 7 7 B . 7 D a $ l e a 2 2 p n . 0 $ o 8 c 1 1 s e 0 8 i s t . s * 4 $ Q 3 . 1 $ 7 ' 1 1 1 9 . 1 Hong Kong Germany Location Canada Israel China U.K. Beijing, Shanghai,Shenzhen) Business development office Business development and (joint venture,in (joint offices SPD Silicon Valley Bank Representative office representative office Full service branch Full service Branch (lending) Branch (lending) Description (Beijing) opened 2008 2005 2018 2019 2012 2012 2013 Year 40 SVB20144:3

Q1 2019 (Income Statement) Financial Performance Corporate andFinancial Results Overview 41 SVB 2014 4:3

Q1'19: Net interest income decreased 0.3%

Higher average loans and yields were offset by higher deposit cost. The first quarter also had two less days compared to Q4'18.



$600
$500
$400
$300
$200
$100
$0
Millions
6%
$515.8
3.81%
3%
2.50%
0%
Q1'09
Q1'10
Q1'11
Q1'12
Q1'13
Q1'14
Q1'15
Q1'16
Q1'17
Q1'18
Q1'19
Net interest income*
Net interest margin
Federal Funds target rate

* Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate (35 percent for periods prior to 2018 and 21 percent after 12/31/17)

svb Q1 2019 Corporate Overview and Financial Results 42

Higher rates have driven higher NIM


10%
5%
0%
Interest Rates/Yields
50%
49.30%
5.63%*
25%
3.81%
2.50%
4.48%
2.50%
0%
PE/VC % of Loan Portfolio
Q1'09
Q1'10
Q1'11
Q1'12
Q1'13
Q1'14
Q1'15
Q1'16
Q1'17
Q1'18
Q1'19
Net interest margin
Loan yield
Private Equity/Venture Capital
Federal Funds target rate
1 Month LIBOR
3 Month LIBOR

* Consolidated loan yields have been impacted by the change in the mix of our loan portfolio to PE/VC loans, which have lower loan yields in comparison to Technology and Life Science lending.

svb Q1 2019 Corporate Overview and Financial Results
43

We maintain the benefits of asset sensitivity, with strategies to mitigate the downside Estimated net interest income could change as follows if short-term rates move +25 bps could increase net interest income by $73 million -25 bps could decrease net interest income by $73 million % Change in Base Case Drivers Changes in Net Interest Income 1) Impact of interest rate changes on: market as of interest rates • Reinvestment of fixed income (basis points) 12/31/18 3/31/19 portfolio cash flows • Variable rate loans and LIBOR- +100 13.1% 14.3% based investments -100 (13.3)% (14.4)% Primary benchmark indices: 2) Balance sheet growth and asset/ • Federal Funds target rate liability composition: • National Prime rate • Large non-interest bearing deposit funding base • 1-month LIBOR • Loan portfolio primarily variable • 3-month LIBOR rate * For more information, please refer to our sensitivity analysis included in our most recently filed quarterly reports pursuant to applicable SEC requirements. These estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of March 31, 2019. Actual results may differ. Simulations used to analyze interest-rate sensitivity may differ from actual results due to, among other things, differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Q1 2019 Corporate Overview and Financial Results 44

Investment securities and warrant gains[1]



Millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$57.3
$71.0
$43.4
$37.9
$35.4
$54.6
$49.9
$89.1
$25.6
$21.3
2015
2016
2017
2018
Q1'19
Net gains on equity warrant assets
Non-GAAP net gains on investment securities net of non-controlling interests[2]



Millions
$55
$45
$35
$25
$15
$5
-$5
$19.2
$(3.8)[3]
$26.4
$19.1
$25.6
$34.1
$1.8
$16.7
$25.6
$21.3
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests[2]

1. The gains (or losses) resulting from changes in valuations (fair values) of investment securities within our nonmarketable and other equity securities portfolio and equity warrant assets are currently unrealized. The extent to which such gains (or losses) will become realized are subject to a variety of factors including, among other things, performance of the underlying portfolio companies, investor demand for IPOs, fluctuations in the underlying valuation of these companies, levels of M&A activity, and legal and contractual restrictions on our ability to sell the underlying securities.
2. This is a non-GAAP measure.
3. In Q1'18, losses on investment securities net of non-controlling interests included $22.2 million of losses from the sale of shares from exercised equity warrants in a single company that went public in the prior quarter. Despite the loss in Q1'18, total net gains from this investment were approximately $46 million.

svb
Q1 2019 Corporate Overview and Financial Results
45

Net warrant gains have more than offset early-stage charge-offs over time



Aggregate warrant gains net of early-stage losses
(2002 - Q1'19)
Millions
$250
$200
$150
$100
$50
$0
-$50
-$100
$194M
$(3)
$8
$(13)
$(1)
$3 $0 $3
$22 $23
$(2) $(7) $(10)
$11
$(16)
$(58)
$7
$(23)
$37
$(1)
$19
$(21)
$46
$(26)
$71 $71
$(30)
$(12)
$38
$55
$(45)
$89
$(35)
$21
$(28)
$(1)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1'19
Net gains on equity warrant assets
Early-stage net charge-offs
Cumulative net gains (warrants less early-stage NCOs)

46

Q1'19: Core fee income grew 5.6% (excluding investment banking income)

Growth drivers:

- Higher client investment fees from higher fund balances and rate increases
- Stronger lending related fees from unused commitment fees and loan syndications
- Q1'19 includes investment banking revenue and commissions from SVB Leerink



Millions
$250
$200
$150
$100
$50
$0
$74.5
$80.5
$84.6
$82.6
$87.3
$102.7
$106.4
$115.0
$123.1
$131.7
$146.0
$10
$42
$11
$20
$25
$38
$218.1
$64
$9
$44
$14
$21
$27
$38
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18
Q1'19
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC
Investment banking revenue and commissions

svb
47

A history of strong core fee income growth

Recent core fee income growth has been driven by strong transaction volumes across core fee banking products:

- **Client investment fee growth from higher fund balances and rate increases**
- **Foreign exchange and credit card volume growth, partially offset by lower competitive spreads**
- **Investment banking reveneu and commissions from Leerink acquisition**



Millions
$600
$500
$400
$300
$200
$100
$0
$265
$316
$379
$516
$35
$130
$42
$76
$94
$139
$218
$64
$44
$27
$38
2015
2016
2017
2018
Q1'19
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC
Investment banking revenue and commissions

48

Performance and growth driving non-interest expense Revenue and growth investment initiatives: • Client experience • People (staffing, enablement, performance-based incentive compensation) • Infrastructure improvements (banking, risk & compliance) Compensation and Benefits Expense Other Noninterest Expenses 3,228* 2,685 2,396 2,225 $727 2,004 $195 $461 s $606 s n $404 n o i $514 o $121 l $184 i l $346 $474 l i l i $307 $120 M $150 $207 M $48 $ $138 $105 $145 $97 $42 $55 $120 $238 $40 $48 $122 $325 $40 $40 $78 $277 $66 $35 $72 $128 $244 $66 $214 $71 $52 $38 $159 $101 $83 $95 $122 $37 2015 2016 2017 2018 Q1'19 2015 2016 2017 2018 Q1'19 Salaries/wages and other Incentive comp. plans employee comp. Professional svcs. Premises & equip. Other employee Avg. full-time equivalent Net occupancy Business dev. incentives/benefits employees* Other expenses* * Q1'19 includes 233 full-time equivalent employees from SVB Leerink * Includes costs for FDIC and state assessments, correspondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our quarterly filings for more information. Q1 2019 Corporate Overview and Financial Results 49

over time,driven by strong revenue growth Core operating efficiency ratio * Q1 2019 Billions $ $ $ $ $ $ $ Non-GAAP measure 0 2 0 3 1 2 1 . . . . . . . 0 0 0 0 5 5 5 Corporate andFinancial Results Overview $ 1 . 5 2 0 1 5 $ 60.5% 52.7% 0 . G G 8 A A A A P P O T o p t $ e a 1 r l a . r 6 t e 2 i n v 0 e g 1 n 6 e u $ f e f 0 55.5% 53.5% i c . 9 i e n c y r a t $ i 2 o . 0 2 0 1 7 $ 55.1% 1 51.1% . C G 0 o A r A * e P has trended down O N p o e $ n r a 2 i n t . 6 i t n e 2 g r 0 e 1 e s 8 f t f $ i e 45.0% 48.8% 1 c x i . p e 2 n e n c y s e r a t i $ o 0 * . 3 8 / 3 1 / 1 $ 9 44.7% 46.1% 0 . 4 0 2 4 6 0 0 0% % % % 50 SVB 2014 4:3

Above-peer return on average equity

Increase in 2018 ROE primarily due to strong balance sheet growth, higher interest rates and lower taxes


24%
22%
20%
18%
16%
14%
12%
10%
8%
6%
11.18%
8.17%
10.90%
8.83%
12.38%
9.77%
20.57%
12.76%
22.16%
12.76%
2015
2016
2017
2018
3/31/19 [2]
SVB ROE
Peers [1]

1. "Peers" refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group using data from S&P Global Market Intelligence.
2. Annualized

51

Q1 2019 Corporate andFinancial Results Overview Capital 52 SVB 2014 4:3

We are well capitalized - Holding Company

- $500M Share Repurchase Program authorized in November 2018
- $147M of shares repurchased in Q4'18
- $116M of shares repurchased in Q1'19

SVB Financial Group[1]	2015	2016	2017	2018	3/31/19
CET 1 risk-based capital	12.28%	12.80%	12.78%	13.41%	12.77%
Tier 1 risk-based capital	12.83	13.26	12.97	13.58	12.92
Total risk-based capital	13.84	14.21	13.96	14.45	13.81
Tier 1 leverage	7.63	8.34	8.34	9.06	9.10
Tangible common equity to tangible assets[2]	7.16	8.15	8.16	8.99	8.59
Tangible common equity to risk-weighted assets[2]	12.34	12.89	12.77	13.28	12.74

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb

53

We are well capitalized - Bank

- **Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2015**
- **Strong Bank earnings resulted in $167M of dividends from Bank to SVBFG in Q1'19, $140M in 2018, $90M in 2017 and $40M in 2016**

Silicon Valley Bank[1]	2015	2016	2017	2018	3/31/19
CET 1 risk-based capital	12.52%	12.65%	12.06%	12.41%	12.23%
Tier 1 risk-based capital	12.52	12.65	12.06	12.41	12.23
Total risk-based capital	13.60	13.66	13.04	13.32	13.16
Tier 1 leverage	7.09	7.67	7.56	8.10	8.38
Tangible common equity to tangible assets[2]	6.95	7.77	7.47	8.13	7.99
Tangible common equity to risk-weighted assets[2]	12.59	12.75	11.98	12.28	12.20

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y-9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

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Q1 2019 Q4 and FY 2018Corporate andFinancialResultsQ4 andFY Overview Regulatory Corporate and Financial Results Overview February 1,2019 55 SVB20144:3

Complex regulatory environment As a growing, global bank with a holding company structure, we face a complex regulatory landscape. • Key areas of Focus ◦ Risk Management ◦ Bank Secrecy Act/Anti-Money Laundering (BSA/AML) ◦ Compliance ◦ General Data Protection Regulation (GDPR)/Privacy ◦ Cybersecurity • Current Expected Credit Loss (CECL) implementation • Ongoing investments in regulatory and compliance infrastructure Q1 2019 Corporate Overview and Financial Results 56

Non-GAAP Reconciliations Q1 2019 Corporate andFinancial Results Overview 57 SVB20144:3

Non-GAAP reconciliation

Core fee income[1]

Non-GAAP core fee income (dollars in thousands)	Quarter ended Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017
GAAP noninterest income	$112,776	$144,140	$113,502	$117,659	$128,528	$158,778
Less: gains on investment securities, net	23,270	23,178	9,976	15,970	17,630	15,238
Less: net gains on equity warrant assets	5,089	21,558	4,639	6,690	10,820	24,922
Less: other noninterest income	9,963	18,878	14,239	12,421	12,811	15,896
Non-GAAP core fee income	$74,454	$80,526	$84,648	$82,578	$87,267	$102,722

Non-GAAP core fee income (dollars in thousands)	Quarter ended Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019
GAAP noninterest income	$152,266	$155,518	$192,689	$210,070	$186,707	$280,376
Less: gains on investment securities, net	15,765	9,058	36,114	32,193	10,729	29,028
Less: net gains on equity warrant assets	12,123	19,191	19,061	34,141	16,749	21,305
Less: other noninterest income	17,982	12,259	14,390	12,022	13,187	11,897
Non-GAAP core fee income including investment banking revenue and commissions	$106,396	$115,010	$123,124	$131,714	$146,042	$218,146
Less: investment banking revenue	—	—	—	—	—	49,795
Less: commissions	—	—	—	—	—	14,108
Non-GAAP core fee income	$106,396	$115,010	$123,124	$131,714	$146,042	$154,243

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2015	2016	2017	2018	QTD Mar 31, 2019
GAAP noninterest income	$472,794	$456,552	$557,231	$744,984	$280,376
Less: gains on investment securities, net	89,445	51,740	64,603	88,094	29,028
Less: net gains on equity warrant assets	70,963	37,892	54,555	89,142	21,305
Less: other noninterest income	47,004	50,750	59,110	51,858	11,897
Non-GAAP core fee income including investment banking revenue and commissions	$265,382	$316,170	$378,963	$515,890	$218,146
Less: investment banking revenue	—	—	—	—	49,795
Less: commissions	—	—	—	—	14,108
Non-GAAP core fee income	$265,382	$316,170	$378,963	$515,890	$154,243

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation*

Non-marketable and other equity securities

Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Mar 31, 2019
GAAP non-marketable and other equity securities	$974,979
Less: amounts attributable to non-controlling interests	134,130
Non-GAAP non-marketable and other equity securities, net of non-controlling interests	$840,849

Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Mar 31, 2019
Non-marketable and other equity securities (fair value accounting):	
Consolidated venture capital and private equity fund investments	$28,055
Unconsolidated venture capital and private equity fund investments	196,049
Investments without a readily determinable fair value	37,796
Other equity securities in public companies	10,736
Non-marketable securities (equity method accounting):	
Venture capital and private equity fund investments	95,223
Debt funds	5,826
China Joint Venture Investment	79,415
Other investments	47,849
Investments in qualified affordable housing projects, net	339,900
Total non-marketable and other equity securities	$840,849

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019
GAAP net gains on investment securities	$9,058	$36,114	$32,193	$10,729	$29,028
Less: income attributable to noncontrolling interests, including carried interest	12,905	9,672	6,641	8,965	3,436
Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests	$(3,847)	$26,442	$25,552	$1,764	$25,592

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Year ended December 31, 2015	2016	2017	2018	QTD Q1'19
GAAP net gains on investment securities	$89,445	$51,740	$64,603	$88,094	$29,028
Less: income attributable to noncontrolling interests, including carried interest	32,115	8,312	29,187	38,183	3,436
Non-GAAP net gains on investment securities, net of noncontrolling interests	$57,330	$43,428	$35,416	$49,911	$25,592

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation* Capital ratios Consolidated (SVBFG) TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 3/31/2019 GAAP SVBFG stockholders’ equity $3,198,134 $3,642,554 $4,179,795 $5,116,209 $5,342,773 Less: Intangible assets — — — — 193,219 Tangible common equity (TCE) $3,198,134 $3,642,554 $4,179,795 $5,116,209 $5,149,554 GAAP Total assets $44,686,703 $44,683,660 $51,214,467 $56,927,979 $60,160,285 Less: Intangible assets — — — — 193,219 Tangible assets (TA) $44,686,703 $44,683,660 $51,214,467 $56,927,979 $59,967,066 Risk-weighted assets (RWA) $25,919,594 $28,248,750 $32,736,959 $38,527,853 $40,424,499 Tangible common equity to tangible assets 7.16% 8.15% 8.16% 8.99% 8.59% Tangible common equity to risk-weighted assets 12.34% 12.89% 12.77% 13.28% 12.74% Bank only TCE/TA and TCE/RWA Year ended December 31, Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios) 2015 2016 2017 2018 Mar 31, 2019 Tangible common equity (TCE) $3,059,045 $3,423,427 $3,762,542 $4,554,814 $4,696,564 Tangible assets (TA) $44,045,967 $44,059,340 $50,383,774 $56,047,134 $58,774,326 Risk-weighted assets (RWA) $24,301,043 $26,856,850 $31,403,489 $37,104,080 $38,511,235 Tangible common equity to tangible assets 6.95% 7.77% 7.47% 8.13% 7.99% Tangible common equity to risk-weighted assets 12.59% 12.75% 11.98% 12.28% 12.20% * See “Use of Non-GAAP Financial Measures” at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure. Q1 2019 Corporate Overview and Financial Results 61

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended				
	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019
GAAP non-interest income	$155,518	$192,689	$210,070	$186,707	$280,376
Less: income attributable to non-controlling interests, including carried interests	13,024	9,445	6,692	8,839	3,248
Non-GAAP non-interest income, net of non-controlling interests	142,494	183,244	203,378	177,868	277,128

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended December 31,				QTD
	2015	2016	2017	2018	Mar 31, 2018
GAAP noninterest income	$472,794	$456,552	$557,231	$744,984	$280,376
Less: income attributable to noncontrolling interests, including carried interest	31,736	8,039	29,452	38,000	3,248
Non-GAAP noninterest income, net of noncontrolling interests	$441,058	$448,513	$527,779	$706,984	$277,128

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

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Non-GAAP reconciliation

Non-GAAP core operating efficiency ratio[1]

(Dollars in thousands, except ratios)		Year ended December 31, 2015	2016	2017	2018	QTD Mar 31, 2019
GAAP noninterest expense	A	**$ 779,962**	**$ 859,797**	**$1,010,655**	**$1,188,193**	**$ 365,664**
Less: amounts attributable to noncontrolling interests		828	524	813	522	379
Non-GAAP noninterest expense, net of noncontrolling interests		$ 779,134	$ 859,273	$1,009,842	$1,187,671	$ 365,285
Less: expense attributable to SVB Leerink		—	—	—	—	60,540
Non-GAAP noninterest expense, net of noncontrolling interests and SVB Leerink	B	**$ 779,134**	**$ 859,273**	**$1,009,842**	**$1,187,671**	**$ 304,745**
GAAP net interest income		$1,006,425	$1,150,523	$1,420,369	$1,893,988	$ 512,886
Adjustments for taxable equivalent basis		1,564	1,203	3,076	9,201	2,907
Non-GAAP taxable equivalent net interest income		$1,007,989	$1,151,726	$1,423,445	$1,903,189	$ 515,793
Less: income attributable to noncontrolling interests		8	66	33	30	11
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 515,782
Less: net interest income attributable to SVB Leerink		—	—	—	—	442
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests and SVB Leerink		$1,007,981	$1,151,660	$1,423,412	$1,903,159	$ 515,340
GAAP noninterest income		$ 472,794	$ 456,552	$ 557,231	$ 744,984	$ 280,376
Less: income attributable to noncontrolling interests		31,736	8,039	29,452	38,000	3,248
Non-GAAP noninterest income, net of noncontrolling interests		$ 441,058	$ 448,513	$ 527,779	$ 706,984	$ 277,128
Less: Non-GAAP net gains on investment securities, net of noncontrolling interests		89,445	51,740	64,603	88,094	25,592
Less: net gains on equity warrant assets		70,963	37.892	54,555	89,142	21,305
Less: investment banking revenue		—	—	—	—	49,795
Less: commissions		—	—	—	—	14,108
Non-GAAP noninterest income, net of noncontrolling interests and net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions		$ 280,650	$ 396,735	$ 408,621	$ 529,748	$ 166,328
GAAP total revenue	C	**$1,479,219**	**$1,607,075**	**$1,977,600**	**$2,638,972**	**$ 793,262**
Non-GAAP taxable equivalent revenue, net of noncontrolling interests and SVB Leerink, net of net gains on investments securities, net gains on equity warrants assets, investment banking revenue and commissions	D	**$1,288,631**	**$1,548,395**	**$1,832,033**	**$2,432,907**	**$ 681,668**
GAAP operating efficiency ratio (A/C)		**52.73%**	**53.50%**	**51.11%**	**45.02%**	**46.10%**
Non-GAAP core operating efficiency ratio (B/D)		**60.46%**	**55.49%**	**55.12%**	**48.82%**	**44.71%**

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) This ratio excludes certain financial items where performance is typically subject to market or other conditions beyond our control. It is calculated by dividing noninterest expense by total revenue, after adjusting for noncontrolling interests, gains or losses on investment securities and equity warrant assets and Leerink fee income.

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Q1 2019 Find Find Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M 6364 654 408 T 3005 Tasman 95054 CA 3005 Clara, Drive Santa Head of Investor Relations Investor of Head MeghanO’Leary SVB SVB Corporate andFinancial Results Overview on LinkedIn, Facebook and Twitter and Facebook LinkedIn, on onLinkedIn, Facebook and Twitter 64 SVB 2014 4:3